Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.29
-------------


                         THE BOSTON BEER COMPANY, INC.

                            1996 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS
                       (As Amended on December 19, 1997)



     1.  PURPOSE
         -------

     The purpose of The Boston Beer Company, Inc. 1996 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable independent Directors who are not employees ("Non-Employee Directors") of The Boston Beer Company, Inc. ("Boston Beer") for the benefit of Boston Beer and its stockholders and to provide additional incentive for Non-Employee Directors to continue to work in the best interests of Boston Beer and its stockholders through continuing ownership of Boston Beer common stock.

     2.  SHARES SUBJECT TO THE PLAN
         --------------------------

     The total number of shares of Class A Common Stock, par value $.01 per share ("Shares"), of Boston Beer for which options may be granted under the Plan shall not exceed 100,000 in the aggregate, subject to adjustment in accordance with Section 9 hereof.

     3.  ELIGIBILITY; GRANT OF OPTION
         ----------------------------

     Each of Pearson C. Cummin III, James C. Kautz, Charles Joseph Koch and John
B. Wing, who are the four current members of the Board of Directors of Boston Beer (the "Board") who are not otherwise employees of Boston Beer or any subsidiary and who were reelected as Directors at the Boston Beer Annual Meeting held on May 21, 1996, shall be granted an option to acquire two thousand five hundred (2,500) Shares under the Plan upon the adoption of the Plan by the Board and shall be granted a further option for two thousand five hundred (2,500) Shares upon each subsequent reelection to the Board. All new Non-Employee Directors duly elected in the ten year period commencing on the date of the adoption of the Plan, shall be granted an option to acquire two thousand five hundred (2,500) Shares under the Plan upon their election to the Board and upon each subsequent reelection. The date of grant for such options granted to the four current Non-Employee Directors named above shall be the date of adoption of the Plan by the Board, but such options shall become effective as of such date of grant only upon approval of the Plan by the holders of Boston Beer's issued and outstanding Class B Common Stock in accordance with Section 13 hereof. The date of the first grant for each subsequently elected Non-Employee Director shall be the date of election. The options shall be non-qualified options not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     4.  OPTION AGREEMENT
         ----------------

     Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Boston Beer and by the Non-Employee Director to whom such option is granted. Each Agreement shall (i) comply with and be subject to the terms and conditions of the Plan, (ii) provide that the optionee agrees to continue to serve as a Director of Boston Beer during the term for which he or she was elected and (iii) contain such other provisions not inconsistent with the provisions of the Plan, including with respect to obligations of each Non-Employee Director not to compete with Boston Beer, as the Board may determine.

     5.  OPTION EXERCISE PRICE
         ---------------------

     Subject to the provisions of Section 9 hereof, the option exercise price for options granted under the Plan shall be the fair market value of the Shares covered by the option on the date of grant of the option. For the purposes hereof and of Section 6(b), the fair market value of Shares shall be the mean between the high and low sales prices of the Class A Common Stock of Boston Beer on the New York Stock Exchange as reported in the Wall Street Journal for the date of grant, provided that if the Class A Common Stock of Boston Beer is not listed on or actually trading on the New York Stock Exchange, fair market value shall be determined in good faith by the Board.

     6.  TIME AND MANNER OF EXERCISE OF OPTION
         -------------------------------------

     (a) Options granted under the Plan shall, subject to the provisions of
Section 7, be immediately exercisable in full; provided, however, that no option granted under the Plan may be exercised prior to approval of the Plan by the holders of Boston Beer's issued and outstanding Class B Common Stock, as required by Section 13.

     (b) The option may be exercised in full at one time or in part from time to time by giving written notice to Boston Beer, signed by the person or persons exercising the option, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in cash or in whole or in part in Shares of the Class A Common Stock of Boston Beer already owned for a period of at least six months by the person or persons exercising the option, valued at fair market value, as determined under Section 5 hereof, on the date of exercise; provided, however, that there shall be no such exercise at any one time as to fewer than two hundred fifty (250) Shares or all of the remaining Shares then purchasable by the person or persons exercising the option, if fewer than two hundred fifty
(250) Shares. Upon such exercise, delivery of a certificate for paid-up non-assessable Shares shall be made at the principal Massachusetts office of Boston Beer to the person or persons exercising the option at such time, during ordinary business hours, not more than thirty (30) days from the date of receipt of the notice by Boston Beer , as shall be designated in such notice, or at such time, place and manner as may be agreed upon by Boston Beer and the person or persons exercising the option.

     7.  TERM OF OPTIONS
         ---------------
     (a) Each option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

     (b) In the event of the death of an optionee, the option granted to such optionee may be exercised by the estate of such optionee or by any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. Such option may be exercised at any time within one (1) year after the date of death of such optionee, at which time the option shall terminate, or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

     (c) In the event that an optionee ceases to be a Director of Boston Beer the option granted to such optionee may be exercised by him or her, any time within three (3) years after the date such optionee ceases to be a Director of Boston Beer, at which time the option shall terminate, but in any event prior to the date on which the option expires by its terms, whichever is earlier, unless termination as a Director (i) was by Boston Beer for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a Director of Boston Beer , (ii) was because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), or (iii) was by reason of the death of the optionee. In the case of death, see Section 7(b) above. In the case of disability, the option may be exercised at any time within one (1) year after the date of termination of the optionee's directorship with Boston Beer, at which time the option shall terminate, but in any event prior to the date on which the option otherwise expires by its terms, whichever is earlier.

     8.  OPTIONS NOT TRANSFERABLE
         ------------------------

     The right of any optionee to exercise an option granted to him or her under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any option granted under the Plan shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

     9.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
         ------------------------------------------

     In the event that the outstanding shares of the Class A Common Stock of Boston Beer are changed into or exchanged for a different number or kind of shares or other securities of Boston Beer or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event, and such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

     10.  RESTRICTIONS ON ISSUE OF SHARES
          -------------------------------

     Notwithstanding the provisions of Section 6 hereof, Boston Beer may delay the issuance of Shares covered by the exercise of any option granted under the Plan and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

          (i) the Shares with respect to which an option has been exercised are at the time of the issue of such Shares effectively registered under applicable Federal and state securities acts now in force or hereafter amended; or

          (ii) counsel for Boston Beer shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable Federal and state securities acts now in force or hereafter amended.

     It is intended that all exercises of options granted under the Plan shall be effective. Accordingly, Boston Beer shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Boston Beer shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of Shares in respect of which any option may be exercised, except as otherwise agreed to by Boston Beer in writing.

     11.  RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION
          --------------------------------------------------------------------

     Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 (the "1933 Act"), as now in force or hereafter amended, Boston Beer shall be under no obligation to issue any Shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to Boston Beer which is satisfactory in form and scope to counsel to Boston Beer and upon which, in the opinion of such counsel, Boston Beer may reasonably rely, that he or she is acquiring the Shares issued to him pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued. In the event that Boston Beer shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any Shares with respect to which an option shall have been exercised, or to qualify any such Shares for exemption from the 1933 Act or other applicable statutes, then Boston Beer shall take such action at its own expense and may require from each optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Boston Beer and its Officers and Directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     12.  LOANS PROHIBITED
          ----------------

     Boston Beer shall not, directly or indirectly, lend money to an optionee or to any person or persons entitled to exercise an option by reason of the death of an optionee for the purpose of assisting any of them in the acquisition of Shares covered by an option granted under the Plan.

     13.  APPROVAL OF STOCKHOLDERS
          ------------------------

     The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Class B Common Stock of Boston Beer present or represented and entitled to vote at a duly held stockholders' meeting, or by written consent of all of the holders of such Class B Common Stock, and shall take effect immediately as of its date of adoption upon such approval.

     14.  EXPENSES OF THE PLAN
          --------------------

     All costs and expenses of the adoption and administration of the Plan shall be borne by Boston Beer , and none of such expenses shall be charged to any optionee.

     15.  TERMINATION AND AMENDMENT OF PLAN
          ---------------------------------

     Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly approved by the holders of Boston Beer's issued and outstanding Class B Common Stock. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that, except as provided in Section 9 hereof, no modification or amendment to the provisions of the Plan may be made more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to change (i) the requirements for eligibility under the Plan, (ii) the timing of the grants of options to be granted under the Plan or the exercise price thereof, or (iii) the number of Shares subject to options to be granted under the Plan either in the aggregate or to one Director. Any amendment to the provisions of the Plan which
(i) materially increases the number of Shares which may be subject to options granted under the Plan, (ii) materially increases the benefits accruing to Non-Employee Directors under the Plan, or (iii) materially modifies the requirement for eligibility to participate in the Plan, shall be subject to approval by the holders of Boston Beer's Class B Common Stock obtained in the manner stated in
Section 13 hereof. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her.

     16.  LIMITATION OF RIGHTS IN THE OPTION SHARES
          -----------------------------------------

     An optionee shall not be deemed for any purpose to be a stockholder of Boston Beer with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

     17.  NOTICES
          -------

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Boston Beer , to its principal place of business,
Attention: President, and, if to an optionee, to the address as appearing on the records of Boston Beer .

     18.  COMPLIANCE WITH RULE 16b-3.
          ---------------------------

     It is the intention of Boston Beer that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act") and that Participants remain disinterested persons for purposes of administering other employee benefit plans of Boston Beer and having transactions under such other plans be exempt from Section 16(b) of the 1934 Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provisions would disqualify Participants from remaining disinterested persons, that provisions shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.


ADOPTED BY THE BOARD OF DIRECTORS ON MAY 21, 1996
APPROVED BY THE SOLE HOLDER OF THE CLASS B COMMON STOCK ON MAY 21, 1996. AMENDED BY THE BOARD OF DIRECTORS AND THE SOLE HOLDER OF THE CLASS B COMMON STOCK EFFECTIVE DECEMBER 19, 1997.